                         WAIVER AND FOURTH AMENDMENT TO
                 AMENDED AND RESTATED CREDIT FACILITY AGREEMENT
                 ----------------------------------------------

         This WAIVER AND FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT FACILITY AGREEMENT (this "Amendment") is entered into as of the 14th day of August, 2001, by and among LaSalle Bank National Association, a national banking association (f/k/a LaSalle National Bank), as Administrative Agent for the Lenders described below (in such capacity, the "Administrative Agent") and as Issuing Bank (the "Issuing Bank"), the Lenders described below and CCC Information Services Inc., a Delaware corporation ("Borrower").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, Administrative Agent, the Issuing Bank, the Lenders parties thereto and Borrower have entered into that certain Amended and Restated Credit Facility Agreement dated as of October 29, 1998, as amended by that certain Waiver and Amendment to Amended and Restated Credit Facility Agreement dated as of October 20, 2000, as further amended by that certain Second Waiver and Amendment to Amended and Restated Credit Facility Agreement dated as of February 15, 2001, as further amended by that certain Waiver and Third Amendment to Amended and Restated Credit Facility Agreement dated as of April 17, 2001 ("Amendment - Third"), as further amended by that certain Waiver and Extension Amendment dated as of May 15, 2001, as further amended by that certain Second Waiver and Extension Amendment dated as of June 15, 2001, as further amended by that certain Third Waiver and Extension Amendment dated as of July 13, 2001 and as further modified by that certain letter agreement dated July 30, 2001 (collectively, as may be further amended, supplemented or otherwise modified, the "Credit Agreement");

         WHEREAS, in connection with the Amendment - Third, the Administrative Agent and Borrower have entered into that certain Post-Closing Matters Agreement dated as of April 17, 2001 (the "PCM Agreement");

         WHEREAS, the Borrower requested, and the Administrative Agent and the Lenders agreed to, certain extensions of time to complete certain obligations under the Credit Agreement and PCM Agreement;

         WHEREAS, as of the date hereof, the Borrower has requested (i) certain waivers of certain obligations under the Credit Agreement and the PCM Agreement, and (ii) certain amendments to the financial covenants and other covenants;

         WHEREAS, the parties hereto desire to amend certain other provisions of the Credit Agreement; and

         WHEREAS, the Borrower and the Administrative Agent, Issuing Bank and Lenders have agreed to enter into this Amendment on the terms and subject to the conditions hereafter set forth.

         NOW, THEREFORE, for and in consideration of the waivers, the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment, the parties, intending to be bound, hereby agree as follows:

         1. INCORPORATION OF THE AGREEMENT. All capitalized terms which are not defined hereunder shall have the same meanings as set forth in the Credit Agreement. To the extent any terms and provisions of the Credit Agreement are inconsistent with the amendments set forth in SECTION 2 below, such terms and provisions of the Credit Agreement shall be deemed superseded hereby. Except as specifically set forth herein, the Credit Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto.

         2. AMENDMENT OF THE AGREEMENTS. Subject to the terms and conditions contained herein, on and after August 14, 2001, the parties hereto agree as follows:

                  (a) EXHIBIT 4.2 to the Credit Agreement is hereby amended and replaced by EXHIBIT 4.2 attached hereto. All references to EXHIBIT
4.2 throughout the Credit Agreement shall be references to revised EXHIBIT 4.2 attached hereto.

                  (b) Section 1.1.6.2.b. of the Credit Agreement is amended by inserting the following as the last sentence of such section:

                  "On August 14, 2001, the Line of Credit Commitment shall be further permanently reduced by $4,000,000. Notwithstanding the provisions of Clause (ii) above to the contrary, if the Net Cash Proceeds from the Supplemental Capital Contribution are not contributed to the equity capital of the Borrower in accordance with Section 4.16(b) by September 30, 2001, then the $3,000,000 reduction to the Line of Credit Commitment which is to occur on September 30, 2001, and on the last day of each month thereafter pursuant to Clause (ii) above, shall be decreased by an aggregate amount of up to $4,000,000, as hereafter described. The $3,000,000 reduction to the Line of Credit Commitment which is to occur on September 30, 2001, and monthly $3,000,000 reductions to the Line of Credit Commitment which are to occur on October 31, 2001, November 30, 2001, and December 31, 2001, pursuant to Clause (ii) above if such Net Cash Proceeds from the Supplemental Capital Contribution have not been so contributed, shall each be decreased by $1,000,000 (to $2,000,000) until such Net Cash Proceeds from the Supplemental Capital Contribution have been so contributed, it being understood that no such decrease shall occur after such Net Cash Proceeds from the Supplemental Capital Contribution have been so contributed and in no event will the aggregate amount of such decreases exceed $4,000,000."

                  (c) Section 1.1.6.5.c. of the Credit Agreement is amended by inserting the following immediately after the first full sentence of such section:

                  "On August 14, 2001, Borrower shall pay to Agent (to the extent it has not already done so) the cash proceeds of the Tax Refund and the payment of such cash proceeds (whether on or prior to August 14, 2001) shall be deemed a mandatory prepayment under this Section 1.1.6.5.c. plus an amount equal to the difference between $4,000,000 and the Tax Refund ($51,099)."

                  (d) Section 4.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "4.1. FINANCIAL COVENANTS AND RATIOS. As of the end of each month, Borrower will satisfy and comply with each of the following financial ratios and characteristics, each of which will be determined using GAAP consistently applied, except as otherwise expressly provided:

                  4.1.1. MINIMUM TOTAL CHARGE COVERAGE RATIO. A Total Charge Coverage Ratio of NOT LESS THAN the applicable ratio set forth below for such measurement date:

                  MONTH ENDING           MINIMUM TOTAL CHARGE COVERAGE RATIO
                  ------------           -----------------------------------
                 July 31, 2001                      1.25 to 1.00
                 August 31, 2001                    1.25 to 1.00
                 September 30, 2001                 1.50 to 1.00
                 October 31, 2001                   1.50 to 1.00
                 November 30, 2001                  2.00 to 1.00
                 December 31, 2001                  2.00 to 1.00


                 4.1.2. MAXIMUM CASH FLOW LEVERAGE RATIO. A Cash Flow Leverage Ratio of NOT MORE THAN the applicable ratio set forth below for such measurement date:

                 MEASUREMENT DATE        MAXIMUM CASH FLOW LEVERAGE RATIO
                 ----------------        --------------------------------
                 July 31, 2001                      3.50 to 1.00
                 August 31, 2001                    3.50 to 1.00
                 September 30, 2001                 3.50 to 1.00
                 October 31, 2001                   3.00 to 1.00
                 November 30, 2001                  3.00 to 1.00
                 December 31, 2001                  2.50 to 1.00

                  4.1.3. MINIMUM ROLLING 3-MONTH CASH FLOW. A Rolling 3-Month Cash Flow of NOT LESS THAN the following amounts as of such measurement dates (for negative amounts "minimum" means an absolute value NOT TO EXCEED):

                  MEASUREMENT DATE       MINIMUM ROLLING 3-MONTH CASH FLOW
                  ----------------       ---------------------------------
                 July 31, 2001                   ($2,000,000)
                 August 31, 2001                 ($3,850,000)
                 September 30, 2001              ($3,900,000)
                 October 31, 2001                ($3,700,000)
                 November 30, 2001               ($2,450,000)
                 December 31, 2001                $3,400,000

                  4.1.4. MINIMUM ADJUSTED NET WORTH. An Adjusted Net Worth of NOT LESS THAN the following amounts as of such measurement dates (for negative amounts "minimum" means an absolute value NOT TO EXCEED):

                  MEASUREMENT DATE       MINIMUM ADJUSTED NET WORTH*
                  ----------------       --------------------------
                 July 31, 2001                   ($13,900,000)
                 August 31, 2001                 ($13,500,000)
                 September 30, 2001              ($13,400,000)
                 October 31, 2001                ($12,500,000)
                 November 30, 2001               ($10,800,000)
                 December 31, 2001                ($9,200,000)

                 * The "Minimum Adjusted Net Worth" requirement as of any measurement date will increased by an amount equal to the sum of (i) ninety percent (90%) of the aggregate amount of any Subordinated Indebtedness (other than the Subordinated Indebtedness evidenced by the Capricorn Notes) as of such measurement date, PLUS (ii) ninety percent (90%) of the Designated Proceeds from any issuance of Equity Securities by Guarantor, Borrower or their respective Subsidiaries AFTER April 17, 2001.

                  4.1.5. MINIMUM ANNUALIZED ADJUSTED EBITDA. An Annualized Adjusted EBITDA of NOT LESS THAN the following amounts as of such measurement dates:

                  MEASUREMENT DATE       MINIMUM ANNUALIZED ADJUSTED EBITDA
                  ----------------       ----------------------------------
                 July 31, 2001                   $12,000,000
                 August 31, 2001                 $13,400,000
                 September 30, 2001              $13,700,000
                 October 31, 2001                $15,200,000
                 November 30, 2001               $17,300,000
                 December 31, 2001               $18,900,000

                  Borrower and the Required Lenders will use all commercially reasonable efforts to set the Total Charge Coverage Ratio, Cash Flow Leverage Ratio, Rolling 3-Month Cash Flow, Adjusted Net Worth, and Annualized Adjusted EBITDA levels for each measurement date occurring after December 31, 2001 until and including the Line of Credit Maturity Date, within 30 days after Borrower's delivery of the Projections for the year ended December 31, 2002 (which shall be delivered no later than

                  December 30, 2001 pursuant to Section 4.3.1). In event that the Borrower and the Required Lenders cannot agree to the revised levels within such 30 day period, the Required Lenders will set the levels, provided that in setting such revised levels, the Required Lenders shall use the same methodology as was used in setting such levels in Amendment - Fourth, except that such levels shall be based on the Borrower's reasonable Projections for the year ended December 31, 2002."

                  (e) Section 4.2 of the Credit Agreement is amended by deleting each reference to "Section 5.13" in Section 4.2 each time it appears.

                  (f) The last sentence of Section 4.15.4(b) of the Credit Agreement is amended and restated as follows:

                  "Borrower hereby represents and warrants to the Administrative Agent and the Lenders that as of April 17, 2001 substantially all of the assets of CCC Consumer SE consisted of assets acquired from, or assets used in the operation of the business acquired from, Fleming and Hall Administrators, Inc. pursuant to that certain Asset Purchase Agreement among Fleming and Hall Administrators, Inc. and CCC Consumer SE dated as of October 1, 1999."

                  (g) SECTION 4.15.4(c) and SCHEDULE B to the Credit Agreement and Section 3 of the PCM Agreement are hereby amended by extending the date by which Borrower is required to pledge all of the capital stock or other equity interests held by Borrower or its Subsidiaries in CCC Rayfield, to and including August 31, 2001.

                  (h) Section 4.15.5 of the Credit Agreement is amended and restated as follows:

                  "4.15.5    BANK ACCOUNTS.

                  a. BORROWER AND DOMESTIC SUBSIDIARIES. Borrower will not, and will not permit any Domestic Subsidiary to, maintain any bank account or similar account (other than an account with the Administrative Agent) except any account which is subject to an Assignment of Bank Accounts substantially in the form of EXHIBIT 4.15.5 (or a similar agreement satisfactory to Administrative Agent), or any other account provided that all funds in all accounts which are not subject to an Assignment of Bank Account (or such similar agreement) shall not at any time exceed in the aggregate $100,000 or such greater amount as is set forth in writing from time to time delivered to the Borrower by the Administrative Agent (with the approval of the Required Lenders). Borrower further covenants and agrees that it will, and will cause each Domestic Subsidiary to cause, not less frequently than on a weekly basis, all collected funds (in excess of the amount set forth in writing from time to time delivered to the Borrower by the Administrative Agent with the approval of the Required Lenders) in each bank account maintained by Borrower or any Domestic Subsidiary (other than bank accounts which at no time will have balances in excess of the amount set forth in writing from time to time delivered to the Borrower by the Administrative Agent with the approval of the Required Lenders) to be transferred to a concentration account identified by and maintained with Administrative Agent.

                  b. FOREIGN SUBSIDIARIES. Borrower will not permit CCC
                  Canada to maintain any bank account or similar account other than any account which is subject to an Assignment of Bank Accounts (or similar agreement satisfactory to Administrative Agent), or any other account provided that all funds in all such other accounts which are not subject to an Assignment of Bank Accounts (or such similar agreement), shall not at any time exceed $100,000 in the aggregate or such greater amount as is set forth in writing from time to time delivered to the Borrower by the Administrative Agent (with the approval of the Required Lenders). Borrower will not permit CCC International, CCC Rayfield or CCC Norris to maintain any bank account or similar account other than any account which is subject to an Assignment of Bank Accounts (or similar agreement satisfactory to Administrative Agent), or any other account provided that all funds in all such other accounts which are not subject to an Assignment of Bank Accounts (or such similar agreement), shall not at any time exceed $365,000 in the aggregate or such greater amount as is set forth in writing from time to time delivered to the Borrower by the Administrative Agent (with the approval of the Required Lenders)."

                  (i) Section 5.7 of the Credit Agreement is amended by amending and restating Clauses f., g. and j. of such Section as follows:

                  "f. [Intentionally Deleted]."

                  "g. Investments (i) in CCC International, CCC Rayfield, CCC Norris, CCC Enterstand JV and CCC ChoiceParts JV to the extent permitted by Section 5.17, it being understood that the Investments in CCC Rayfield and CCC Enterstand JV may be made through CCC International, Investments in CCC Enterstand JV may be made through CCC Rayfield and Investments in CCC ChoiceParts JV may be made through CCC Partsco, and (ii) in CCC International, CCC Rayfield, CCC Norris and CCC ChoiceParts JV made during the period from April 17, 2001 through and including June 30, 2001, not in excess of $750,000 in the aggregate, pursuant to former Section 5.17 of the Credit Agreement as amended by the Amendment - Third, and

                  "j. Investments consisting of loans or advances to CCC Consumer in the ordinary course of business consistent with past practices, provided that all such loans or advances are appropriately reflected on Borrower's financial records."

                  (j) Section 5.13 of the Credit Agreement is amended and restated as follows:

                  "[Intentionally Deleted]."

                  (k) Section 5.14 of the Credit Agreement is amended and restated as follows:

                  "5.14. CAPITAL EXPENDITURES. Not permit the aggregate amount of all Capital Expenditures (excluding expenditures under Capital Leases existing as of January 1, 2001, but including increases of expenditures under such Capital Leases resulting from modifications or other changes to such Capital Leases after January 1, 2001, and expenditures under Capital Leases entered into on or after January 1, 2001) made by the Borrower and its Subsidiaries (x) during the period commencing January 1, 2001 and ending December 31, 2001 to exceed $6,000,000 and
                  (y) during the period commencing on January 1, 2002 through the Line of Credit Maturity Date to exceed an amount to be agreed upon by the Borrower and the Required Lenders within 30 days of the delivery of the Projections for the fiscal year ending December 31, 2002 (it being agreed that the Borrower and the Required Lenders will use commercially reasonable efforts to reach such agreement); PROVIDED that if no such agreement is reached, the Required Lenders may set the maximum amount of Capital Expenditures using the same methodology as was used to set the maximum amount of Capital Expenditures in the Amendment - Fourth, except that such amount will be based upon Borrower's reasonable Projections for the fiscal year ending December 31, 2002."

                  (l) Section 5.17 of the Credit Agreement is amended and restated as follows:

                           "5.17. CERTAIN SUBSIDIARY INVESTMENTS AND
                  EXPENDITURES. Borrower will not, and will not permit any of its Subsidiaries to, make Investments from and after July 1, 2001 in CCC International, CCC Rayfield, CCC Norris, CCC Enterstand JV or CCC ChoiceParts JV except as hereafter provided. The Borrower acknowledges that, "Investments" include expenses incurred by the

                  Borrower or any of its Subsidiaries (other than CCC International, CCC Rayfield, CCC Norris, CCC Enterstand JV and CCC ChoiceParts JV) on behalf of, and any other extensions of credit to, CCC International, CCC Rayfield, CCC Norris,
                  CCC Enterstand JV, and CCC ChoiceParts JV, directly or indirectly.

                           a. CCC INTERNATIONAL, CCC RAYFIELD, CCC NORRIS
                  AND CCC ENTERSTAND. During the period from July 1, 2001 through December 31, 2001, Borrower may make Investments consisting of advances to CCC International, CCC Rayfield, CCC Norris and CCC Enterstand JV in an amount not to exceed $4,800,000 in the aggregate if, and only to the extent that
                  (i) such Investments are used solely in connection with the wind-down of the operations of CCC International, CCC Rayfield, CCC Norris and payment of any obligations to CCC Enterstand JV existing as of August 14, 2001, (ii) such Investments are evidenced by written promissory notes which are pledged to the Administrative Agent pursuant to a collateral assignment of promissory notes acceptable to Administrative Agent other than such Investments in CCC Enterstand JV, (iii) immediately before and after giving effect to such Investment Borrower is in compliance with each of the financial ratios and covenants set forth in Section 4.1 according to the most recent monthly financial statements delivered to the Administrative Agent and the Lenders pursuant to Section 4.2.1 (after giving effect to the proposed Investments), and (iv) immediately before and after giving effect to any such Investment no Default or Event of Default exists (or will be caused by the proposed Investments) It is understood and agreed that the $4,800,000 in Investments provided for in this Section 5.17(a) includes any Investment made with respect to the $700,000 in Investments permitted pursuant to Section 4 of Third Waiver and Extension Amendment dated as of July 13, 2001.

                           b. CCC CHOICEPARTS JV. During the period from
                  July 1, 2001 through March 31, 2002, Borrower may make Investments in CCC ChoiceParts JV in an amount not to exceed $2,100,000 in the aggregate if, and only to the extent that
                  (i) such Investments are pledged to, or Administrative Agent is granted a security interest in, such Investments, as required by Administrative Agent, pursuant to an agreement acceptable to Administrative Agent or such Investments have already been pledged to the Administrative Agent pursuant to the Collateral Security Documents, (ii) immediately before and after giving effect to such Investment Borrower is in compliance with each of the financial ratios and covenants set forth in Section 4.1 according to the most recent monthly financial statements delivered to the Administrative Agent and the Lenders pursuant to Section 4.2.1 (after giving effect to the proposed Investments), and (iii) immediately before and after giving effect to such investment no Default or Event of Default exists (or will be caused by the proposed Investments)."

                  (m) Section 9.1 of the Credit Agreement is amended by inserting the following as Section 9.1.4(2) between Section 9.1.4 and Section 9.1.5:

                  "9.1.4(2). `ADJUSTED NET WORTH' means, as of any measurement date, the net worth of Guarantor and its Subsidiaries, on a consolidated basis, calculated in accordance with GAAP, PLUS
                  (i) the Subordinated Indebtedness evidenced by the Capricorn Notes as of such measurement date, PLUS (ii) the aggregate amount of any other Subordinated Indebtedness as of such measurement date (other than the Subordinated Indebtedness evidenced by the Capricorn Notes), LESS (iii) any non-cash write-up of any Investment (calculated on an after-tax basis) of any of the Guarantor, Borrower or any Subsidiary occurring AFTER July 1, 2001, to the extent included in net income, PLUS (iv) any non-cash write-down of any Investment (calculated on an after-tax basis) of any of the Guarantor, Borrower or any Subsidiary occurring AFTER July 1, 2001, to the extent included in net income. For greater certainty, the write-down in June 2001, of the Borrower's Investment in ChannelPoint, Inc. (equity and promissory notes) will not be added back under clause (iv) above."

                  (n) Section 9.1 of the Credit Agreement is amended by inserting the following as Section 9.1.12(2), Section 9.1.12(3) and Section 9.1.12(6) and renumbering existing Section 9.1.12(2), Section 9.1.12(3) and
Section 9.1.12(4) as Section 9.1.12(4), Section 9.1.12(5) and Section 9.1.12(7), respectively:

                  "9.1.12(2). `ADJUSTED EBITDA' means, as of any measurement date, the result of the following calculation for Borrower and its Subsidiaries on a consolidated basis, but excluding the Consumer Segment, for the year-to-date period ended on such measurement date, all determined in accordance with GAAP (with respect to Clauses b. THROUGH m., to the extent included in net income from continuing operations during such period):

                           a. Net income from continuing operations during
                  such period - I.E., excluding extraordinary items and the cumulative effect of accounting changes, PLUS OR (LESS)

                           b. All interest required to be charged as an expense
                  (recorded as income) under GAAP during such period including, without limitation, interest accrued under Capital Leases, PLUS OR (LESS)

                           c. All charges (benefits) for federal and state
                  income  taxes, PLUS

                           d. Depreciation, PLUS

                           e. Amortization expenses, PLUS OR (LESS)

                           f. Equity in loss (net income) of CCC
                  Enterstand JV, PLUS OR (LESS)

                           g. Equity in loss (net income) of CCC ChoiceParts JV,
                  PLUS OR (LESS)

                           h. CCC Capital Trust minority interest expense
                  (income), PLUS OR (LESS)

                           i. Loss (gain) on exchange of  investment securities,
                  PLUS OR (LESS)

                           j. Other non-operating expenses (income),
                  including, without limitation, in respect of ChannelPoint, Inc., a Delaware corporation, PLUS OR (LESS)

                           k. Intercompany interest expense (income), PLUS

                  OR (LESS)

                           l. Equity in loss (net income) of subsidiaries, PLUS

                           m. Restructuring Charges."

                  "9.1.12(3). `AMENDMENT - FOURTH' means that certain Waiver and Fourth Amendment to Amended and Restated Credit Agreement dated as of August 14, 2001, among Administrative Agent, Borrower and the Lenders named therein, as may be amended, restated or otherwise modified from time to time."

                   "9.1.12(6). `ANNUALIZED ADJUSTED EBITDA' means, (i)
                  for any December 31 measurement date, Adjusted EBITDA, and
                  (ii) for any other measurement date, an amount equal to the product of (x) the quotient obtained by dividing Adjusted EBITDA as of such measurement date by the number of calendar months in the year-to-date period ending on such measurement date, and (y) twelve (12)."

                  (o) Section 9.1.17(22) of the Credit Agreement is amended and restated as follows:

                  "9.1.17(22). `CASH FLOW LEVERAGE RATIO' means, as of any measurement date, the ratio of Senior Debt to Annualized Adjusted EBITDA calculated as of such measurement date."

                  (p) Section 9.1 of the Credit Agreement is amended by inserting the following as Section 9.1.19(2) between Section 9.1.19 and Section 9.1.20:

                  "9.1.19(2). `CASH INTEREST PAID' means, as of any measurement date, the amount of all interest required to be charged as an expense under GAAP (other than in respect of Capital Leases, amendment fees or other amortized financing fees and expenses) which are paid in cash or required to be paid in cash for the year-to-date period ending on such measurement date."

                  (q) Section 9.1 of the Credit Agreement is amended by inserting the following as Section 9.1.26(2) between Section 9.1.26 and Section 9.1.27:

                  "9.1.26(2). `CONSUMER SEGMENT' means, those portions of the operations of the Borrower and its Subsidiaries that are construed as being related to CCC Consumer for SEC reporting purposes."

                  (r) Section 9.1.38 of the Credit Agreement is amended and restated as follows:

                  "[Intentionally Deleted]."

                  (s) Section 9.1 of the Credit Agreement is amended by inserting the following as Section 9.1.104(2), Section 9.1.104(3) and Section 9.1.104(4) between Section 9.1.104 and Section 9.1.105:

                  "9.1.104(2). `RESTRUCTURING CHARGE' means, with respect to any Person, the costs of restructuring business operations of such Person which are considered restructuring charges in accordance with GAAP and which are required to be disclosed as a component of income from continuing operations pursuant to Staff Accounting Bulletin No. 67 (Income Statement Presentation of Restructuring Charges)."

                  9.1.104(4). `ROLLING 3-MONTH CASH FLOW' means, as of any measurement date, the cash flows for Guarantor and its Subsidiaries on a consolidated basis for the three month period ending on such measurement date, calculated as cash flows from operating activities, plus or less, as applicable, cash flows from investing activities, plus or less, as applicable, cash flows from financing activities (excluding cash flows from the incurrence and payment of bank debt and issuance and retirement of Guarantor's equity securities), all determined in accordance with GAAP, consistently applied."

                  (t) Section 9.1 of the Credit Agreement is amended by inserting the following as Section 9.1.106(3) between Section 9.1.106(2) and
Section 9.1.107:

                  "9.1.106(3). `SENIOR DEBT' means Funded Debt LESS Subordinated Indebtedness."

                  (u) Section 9.1 of the Credit Agreement is amended by inserting the following as Section 9.1.111(2) between Section 9.1.111 and
Section 9.1.112:

                  "9.1.111(2) `TAX REFUND' means the two tax refunds received by Borrower in July 2001 in the aggregate amount of $3,948,901 related to the operations of CCC International, CCC Rayfield and CCC Norris."

                  (v) Section 9.1.112 is amended and restated as follows:

                  "9.1.112. `TOTAL CHARGES' means, as of any measurement date, the sum of the following items (without duplication) for Borrower and its Subsidiaries on a consolidated basis for the period ending on the measurement date, all determined in accordance with GAAP:

                           a. The amount of principal required to be paid
                  on Senior Debt (other than in respect of Capital Leases) during such period, AND

                           b. The amount of principal required to be paid on
                  Subordinated Indebtedness including, without limitation, the Capricorn Notes during such period, AND

                           c. Cash Interest Paid, AND

                           d. Capital Lease obligations (principal and
                  interest) required to be paid during such period, AND

                           e. The amount of Capital Expenditures during
                  such period, excluding Capital Expenditures for Customer Equipment, AND

                           f. The net amount of federal and state income
                  taxes required to be paid during such period.

                  Unless otherwise expressly indicated the "period" shall be the calendar year-to-date period ending on the applicable measurement date."

                  (w) Section 9.1.113 of the Credit Agreement is amended and restated as follows:

                  "9.1.113. `TOTAL CHARGE COVERAGE RATIO' means, as of any measurement date, the ratio of Adjusted EBITDA to Total Charges computed as of such measurement date."

         3.       WAIVERS AND CONSENTS.

                  (a) The requirements of SECTION 4.15.4(c) and SCHEDULE B to the Credit Agreement and Section 3 and Section 4 of the PCM Agreement that Borrower pledge or cause to be pledged, or provide a negative pledge with respect to, all of the capital stock or other equity interests held by Borrower and its Subsidiaries, in CCC Enterstand JV and CCC Norris, as is more particularly described in such sections and schedule, are hereby waived as of August 10, 2001, provided that such waiver shall cease to be effective if any of CCC International, CCC Norris or CCC Rayfield have any ongoing operations, employees, cash or cash equivalents or any material assets or liabilities (other than liabilities not required to be reported as liabilities on the consolidated financial statements of Borrower pursuant to
GAAP) after December 31, 2001.

                  (b) Section 4.15.4(d) of the Credit Agreement and Section 10 of the PCM Agreement, which require Borrower to cause the execution and delivery of a guaranty, security agreement and related documents with respect to CCC International, CCC Rayfield and CCC Norris, as is more particularly described in such sections, are hereby waived as of August 10, 2001, provided that such waiver shall cease to be effective if any of CCC International, CCC Norris or CCC Rayfield have any ongoing operations, employees, cash or cash equivalents or any material assets or liabilities (other than liabilities not required to be reported as liabilities on the consolidated financial statements of Borrower pursuant to GAAP) after December 31, 2001.

                  (c) Borrower previously represented that CCC Rayfield was an indirect, rather than a direct, subsidiary of the Borrower. Borrower represents that CCC Rayfield is a direct subsidiary of the Borrower. Any Default or Event of Default caused by such prior representation is hereby waived.

                  (d) The Lenders hereby consent to the dissolutions of CCC Consumer, CCC Consumer SE and Asset Management, Inc., a Delaware corporation, notwithstanding any provision in the Loan Documents which would otherwise prohibit such dissolutions. Borrower will provide the Administrative Agent with written notice of any such dissolution within five business days after such dissolution.

         4.       REPRESENTATIONS, COVENANTS AND WARRANTIES; NO DEFAULT.

                  (a) This Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed by the Borrower and constitutes legal, valid and binding obligations of the Borrower, and is enforceable against the Borrower in accordance with its terms except to the extent enforceability hereof is limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally.

                  (b) Except for the representations and warranties of Borrower made as of a particular date and except as set forth on SCHEDULE A-3 to the Amendment-Third, the representations, covenants and warranties set forth in
ARTICLE 3 of the Credit Agreement after giving effect to this Amendment shall be deemed remade as of August 14, 2001 by Borrower; PROVIDED, HOWEVER, that any and all references to the Credit Agreement in such representations and warranties shall be deemed to include this Amendment and all prior express written waivers and amendments.

                  (c) No Default or Event of Default has occurred and is continuing after giving effect to this Amendment and all prior express written waivers and amendments.

         5. FEES AND EXPENSES. Borrower agrees to pay on demand all reasonable costs and expenses of or incurred by Administrative Agent in connection with the evaluation, negotiation, preparation, execution and delivery of this Amendment and the other instruments and documents executed and delivered in connection with the transactions described herein (including the filing or recording thereof), including, but not limited to, the reasonable fees and expenses of counsel for the Administrative Agent. In addition, Borrower shall pay at the closing of this Amendment to Administrative Agent, for the benefit of the Lenders, a waiver fee which shall be deemed earned as of August 14, 2001 and shall be non-refundable, in the amount of Two Hundred Fifty-Two Thousand Three Hundred Dollars ($252,300), which will be distributed to the Lenders PRO RATA based on the amount of each Lender's Commitment.

         6. DELIVERY OF DOCUMENTS AT CLOSING. At the closing of this Amendment, Administrative Agent shall have received from Borrower the following documents, fully executed by the Borrower, in form and substance satisfactory to Administrative Agent:

                  (a) This Amendment;

                  (b) A reaffirmation agreement from Guarantor and each Restricted Subsidiary in form and substance acceptable to Administrative Agent;

                  (c) A secretary's certificate from the Borrower and Guarantor, certifying no change in the Organic Documents of either Borrower or Guarantor since they were delivered to Administrative Agent, together with incumbency certifications and authorizing resolutions; and

                  (d) An opinion of counsel to Borrower and Guarantor in form and substance acceptable to Administrative Agent and its counsel.

         7. EFFECTUATION. This Amendment shall be deemed effective upon receipt by Administrative Agent of (i) six (6) counterpart signature pages duly executed on behalf of the Borrower of each of the documents set forth in SECTION 6, (ii) executed signature pages to this Amendment from at least that number of Lenders that constitute Required Lenders under the Credit Agreement, and (iii) payment of the waiver fee provided for in Section 5 of this Amendment. THERE ARE NO OTHER CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AMENDMENT.

         8. CONTINUING EFFECT. Except as specifically modified above, the Credit Agreement and all other Loan Documents shall remain in full force and effect, and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document (except as expressly set forth herein). Nothing herein shall constitute a waiver by the Administrative Agent or the Lenders of any existing (except as expressly waived above) or hereafter arising Default or Event of Default nor shall the Administrative Agent's and the Lenders' execution and delivery of this Amendment establish a course of dealing among the Administrative Agent, the Lenders, the Borrower or any other obligor or in any other way obligate the Administrative Agent or any Lenders to provide hereafter any further consents, waivers or modifications with respect to the Credit Agreement.

         9. COLLATERAL DOCUMENTS. Borrower has herewith and heretofore executed and delivered to the Administrative Agent certain Loan Documents, and Borrower hereby acknowledges and agrees that, except as expressly provided in this Amendment, the Loan Documents remain in full force and effect and the rights and remedies of the Administrative Agent thereunder, the obligations of Borrower thereunder and the liens and security interests created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for in the Loan Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

         10. RELEASE; INDEMNIFICATION.

             (a) In further consideration of the execution by the Required Lenders and Administrative Agent of this Amendment, Borrower, individually and on behalf of its successors (including, without limitation, any trustees acting on behalf of Borrower and any debtor-in-possession with respect to Borrower), assigns, Subsidiaries and Affiliates (collectively, the "Releasors"), hereby forever releases the Lenders, the Administrative Agent, the Issuing Bank and their respective successors, assigns, parents, Subsidiaries, Affiliates, officers, employees directors, agents and attorneys (collectively, the "Releasees") from any and all debts, claims, demands, liabilities, responsibilities, disputes, causes, damages, actions and causes of actions (whether at law or in equity) and obligations of every nature whatsoever, whether liquidated or unliquidated, whether known or unknown, matured or unmatured, fixed or contingent (collectively, "Claims") that any of the Releasors may have against any of the Releasees which arise from or relate to any actions which any of the Releasees may have taken or omitted to take prior to the date this Amendment was executed including without limitation with respect to the Obligations, any Collateral, the Credit Agreement, any other Loan Document and any third parties liable in whole or in part for the Obligations; PROVIDED that no Releasee shall be released from any claim to the extent that such claim arises from its gross negligence or wilful misconduct. This provision shall survive and continue in full force and effect whether or not (i) Borrower shall satisfy all other provisions of this Amendment, the Loan Documents or the Credit Agreement including, without limitation, payment in full of all Obligations, (ii) this Amendment otherwise is terminated, or (iii) Lenders' waiver pursuant to this Amendment ceases pursuant to this Amendment.

             (b) Borrower hereby agrees to indemnify and hold the Releasees harmless from and with respect to any and all liabilities, obligations, losses, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature (collectively "Expenses") whatsoever incurred by any of the Releasees, whether direct, indirect, consequential, exemplary or otherwise, arising out of, or related to, any of the Claims hereby released or any claim or proceeding by any Person against any of the Releasees arising out of, or related to, the negotiation, preparation, execution, delivery, performance, administration or enforcement of this Amendment or any other document executed in connection herewith. The foregoing indemnity shall survive the payment in full of the Obligations and the termination of this Amendment, the Credit Agreement and the other agreements provided that no Releasee shall be indemnified for any Expense to the extent caused by its gross negligence or wilful misconduct.

         11. GOVERNING LAW. This Amendment shall be construed, interpreted and enforced according to the internal laws of the State of Illinois, without regard to the conflicts of laws provisions of such State.

         12. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile shall also deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Waiver and Fourth Amendment as of the date first above written.

                             CCC INFORMATION SERVICES INC.

                             By:   /s/ Reid E. Simpson
                                -------------------------------------------
                             Name:  Reid E. Simpson
                             Title: Executive Vice President and
                                    Chief Financial Officer

                             Address:

                             CCC Information Services Inc.
                             444 Merchandise Mart Plaza
                             Chicago, IL 60654-1005
                             Main:    312-229-3200
                             Fax:     312-527-1194

                  (WAIVER AND FOURTH AMENDMENT SIGNATURE PAGE)


                             LASALLE BANK NATIONAL ASSOCIATION,
                             f/k/a LaSalle National Bank,
                             as Administrative Agent

                             By:  /s/ Amy Long
                                -------------------------------------------
                                     Amy Long,
                                     Vice President

                             Address:

                             LaSalle Bank National Association
                             135 South LaSalle
                             Chicago, IL  60603
                             Attention:  Amy Long
                                         Vice President
                             Main:    312/904-4130
                             Fax:     312/904-0409

                  (WAIVER AND FOURTH AMENDMENT SIGNATURE PAGE)


                             LASALLE BANK NATIONAL ASSOCIATION

                             By:  /s/ Amy Long
                                -------------------------------------------
                                      Amy Long,
                                      Vice President

                             Address:

                             LaSalle Bank National Association
                             135 South LaSalle
                             Chicago, IL  60603
                             Attention:  Amy Long
                                         Vice President
                             Main:    312/904-4130
                             Fax:     312/904-0409

                  (WAIVER AND FOURTH AMENDMENT SIGNATURE PAGE)


                             FLEET NATIONAL BANK

                             By: /s/ Peggy Peckham
                                -------------------------------------------
                                      Its: Senior Vice President
                                          ---------------------------------

                      Address:

                             Fleet National Bank
                             Mail Code:  MA DE 100 0 6A
                             100 Federal Street
                             Boston, MA 02110
                             Attention:  Peggy Peckham, Senior Vice President
                             Main:    617-434-6337
                             Fax:     617-434-4775

                  (WAIVER AND FOURTH AMENDMENT SIGNATURE PAGE)


                             HARRIS TRUST AND SAVINGS BANK

                             By: /s/ Scott F. Geik
                                -------------------------------------------
                                      Its: Managing Director
                                          ---------------------------------

                             Address:

                             Harris Trust and Savings Bank
                             111 West Monroe Street
                             10th Floor West
                             Chicago, IL 60603
                             Attention:  Keith Niebrugge
                             Main:    312-461-3136
                             Fax:     312-461-2591

                  (WAIVER AND FOURTH AMENDMENT SIGNATURE PAGE)


                             BANK LEUMI USA

                             By: /s/ Richard Schwam
                                -------------------------------------------
                                      Its: First Vice President
                                          ---------------------------------

                             Address:

                             Bank Leumi USA
                             100 North LaSalle
                             Chicago, IL 60602
                             Attention:  Jon W. Spoerry
                             Main:    312-781-1806
                             Fax:     312-781-9469

                  (WAIVER AND FOURTH AMENDMENT SIGNATURE PAGE)


                             WELLS FARGO BANK WISCONSIN,
                             N.A., f/k/a Norwest Bank
                             Wisconsin, N.A.

                             By: /s/ Ellen J. Trach
                                -------------------------------------------
                                      Its: Vice President
                                          ---------------------------------

                             Address:

                             Wells Fargo Bank Wisconsin N.A.
                             100 East Wisconsin Avenue, Suite 1400
                             Milwaukee, WI 53202-4101
                             Attention:  Linda Backhaus
                             Main:    414-224-7406
                             Fax:     414-224-7410